AMENDMENT AGREEMENT NO. 1


                          AMENDMENT AGREEMENT NO. 1 dated as of June 15,
                 1995 amending Lease Supplement No. One to the Equipment Leasing Agreement dated as of December 15, 1994 between BOT Financial Corporation ("Lessor") and LADD Furniture, Inc. ("Lessee") (said Equipment Leasing Agreement as amended and supplemented from time to time herein called the "Agreement"). All capitalized terms which are not otherwise defined herein shall have the meaning given to such terms in the Agreement.

                          WHEREAS, due to an invoicing error certain
                 amounts of the Acquisition Cost of various Items of Equipment were not indicated on Lease Supplement No. One on the execution date thereof.

                          WHEREAS, Lessee has paid such mounts to the
                 vendors entitled thereto, respectively, and Lessor and Lessee agree that Lessor shall refund such amounts to Lessee.

                          WHEREAS, Lessor and Lessee desire to amend the
                 amount of Acquisition Cost and Rent payable indicated on Lease Supplement No. One to reflect such amounts paid by Lessor to Lessee.

                          NOW, THEREFORE, in consideration of the
                 foregoing, and of the mutual covenants contained herein, Lessee and Lessor do hereby agree s follows:

                          1.      Paragraph 3 of Lease Supplement No.
                 One is amended by deleting the dollar amount
                 "$4,359,371.41" therefrom and replacing it with the dollar amount "$4,437,753.13".

                          2. Paragraph 9 of Lease Supplement No. 1 deleted in its entirety and replaced with the following:

                          "9.     Basic Rent Payable during Basic Term:
                 $67,011.71 on each Rent Payment Date commencing
                 February 1, 1995 and ending July 1, 1995, and
                 $68,291.03 on each Rent Payment Date during the remaining Basic Term, commencing August 1, 1995, in each case, in arrears, plus all applicable sale and/or use taxes."

                          The words "this Supplement", "hereby", and
                 other like words in Lease Supplement No. One from and after the date hereof shall mean and include Lease Supplement No. One as amended, and each amendment thereto. Lease Supplement No. One as amended shall continue in full force and effect strictly in accordance with its terms and is in all respects ratified and confirmed.

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                          IN WITNESS WHEREOF, Lessee and Lessor have
                 caused this Amending Agreement No. 1 to be executed their duly authorized representatives as of the date first above written.

                                          LADD FURNITURE, INC., Lessee



                                          By:  ___________________________
                                          Title:

                                          BOT FINANCIAL CORPORATION, Lessor



                                          By:  ___________________________
                                          Title:



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